UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – October 13, 2016

    CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Number)
incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519
(Registrant’s telephone number including area code)

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

EXPLANATORY NOTE:

This Form 8-K is being filed solely for the purpose of setting forth in a filing pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a complete updated description of the common stock of Codorus Valley Bancorp, Inc. (the “Company,” “we” or “our”). All of the terms of our common stock described below have been previously disclosed in our Exchange Act filings.

Our common stock is registered under Section 12(b) of the Exchange Act pursuant to Commission Order effective as of July 31, 2006 approving the application of the NASDAQ Stock Market LLC with respect to such registration. Prior to July 31, 2006, our common stock was registered under Section 12(g) of the Exchange Act and was described in a Form S-4 Registration Statement (Registration Statement No. 03-310257), filed with the Commission on November 18, 1986 pursuant to the Securities Act of 1933, as amended, and any subsequent filed reports that provided updates to such description.

Item 8.01      Other Events

Description of Registrant’s Common Stock

The following is a brief description of our common stock, certain provisions of our amended articles of incorporation and amended by-laws, and certain provisions of applicable law. The following is qualified by the provisions of our amended articles of incorporation and by-laws, copies of which have been filed with the SEC and are attached hereto and incorporated herein by reference, and by applicable law.

Authorized Shares

Our articles of incorporation provide that we may issue up to 15,000,000 shares of common stock, par value $2.50 per share, and 1,000,000 shares of preferred stock, par value $2.50 per share. As of the date of this filing, there were 7,981,767 shares of our common stock outstanding and no shares of our preferred stock issued and outstanding.

Shareholder Liability

All outstanding shares of our common stock are fully paid and nonassessable. Under the Pennsylvania Business Corporation Law of 1988, as amended, shareholders generally are not personally liable for a corporation’s acts or debts.

Dividends; Liquidation; Dissolution

Subject to the preferential rights of any other shares or series of capital stock, holders of shares of our common stock are entitled to receive dividends on shares of common stock if, as and when authorized and declared by our board out of funds legally available for dividends and to share ratably in the assets of the Company legally available for distribution to its shareholders in the event of its liquidation, dissolution or winding-up after payment of, or adequate provision for, all known debts and liabilities of the Company.

Voting Rights

Each outstanding share of our common stock entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. Unless a larger vote is required by law, our articles of incorporation or our bylaws, when a quorum is present at a meeting of shareholders, the affirmative vote of a majority of the shares present shall decide any question. Except as otherwise required by law or except as provided with respect to any other class or series of capital stock, the holders of our common stock possess the exclusive voting power. There is no cumulative voting in the election of directors. Our board of directors is classified into three classes with each class as nearly equal in number as possible. This means, in general, that one-third of the members of our board are subject to reelection at each annual meeting of shareholders.

Preemptive Rights; Redemption

Holders of our common stock have no conversion, sinking fund or redemption rights or preemptive rights to subscribe for any of our classes of stock.

Anti-Takeover Provisions

Articles of Incorporation and By-Laws

Our articles of incorporation and by-laws contain certain provisions that may have the effect of deterring or discouraging an attempt to take control of the Company. Among other things, these provisions:

•	empower our board of directors, without shareholder approval, to issue shares of our preferred stock the terms of which, including voting power, are set by our board;

•	divide our board of directors into three classes serving staggered three year terms;

•	authorize our board of directors to oppose a tender or other offer for the Company’s securities if the board determines that such an offer should be rejected;

•	require the affirmative vote of holders of at least 75% of the outstanding shares of our common stock to approve any merger, consolidation, liquidation or dissolution of the Company, or any sale or other disposition of all or substantially all of the assets of the Company, unless such transaction is approved in advance by at least 80% of the members of the Board of Directors, in which case such transaction shall require only such shareholder approval, if any, as may be required pursuant to the Pennsylvania Business Corporation Law as in effect from time to time, and require the affirmative vote of holders of at least 75% of the outstanding shares of our common stock to amend this requirement;

•	eliminate cumulative voting in the election of directors; and

•	require advance notice of nominations for the election of directors and the presentation of shareholder proposals at meetings of shareholders.

Pennsylvania Business Corporation Law

The Pennsylvania Business Corporation Law of 1988, as amended, also contains certain provisions applicable to the Company that may have the effect of deterring or discouraging an attempt to take control of the Company. These provisions, among other things:

•	require that, following any acquisition by any person or group of 20% of a public corporation’s voting power, the remaining shareholders have the right to receive payment for their shares, in cash, from such person or group in an amount equal to the “fair value” of the shares, including an increment representing a proportion of any value payable for control of the corporation (Subchapter 25E of the Business Corporation Law);

•	prohibit for five years, subject to certain exceptions, a “business combination” (which includes a merger or consolidation of the corporation or a sale, lease or exchange of assets) with a person or group beneficially owning 20% or more of a public corporation’s voting power (Subchapter 25F of the Business Corporation Law);

•	expand the factors and groups (including shareholders) which a corporation’s board of directors can consider in determining whether an action is in the best interests of the corporation;

•	provide that a corporation’s board of directors need not consider the interests of any particular group as dominant or controlling;

•	provide that a corporation’s directors, in order to satisfy the presumption that they have acted in the best interests of the corporation, need not satisfy any greater obligation or higher burden of proof with respect to actions relating to an acquisition or potential acquisition of control;

•	provide that actions relating to acquisitions of control that are approved by a majority of “disinterested directors” are presumed to satisfy the directors’ fiduciary duty, unless it is proven by clear and convincing evidence that the directors did not assent to such action in good faith after reasonable investigation; and

•	provide that the fiduciary duty of a corporation’s directors is solely to the corporation and may be enforced by the corporation or by a shareholder in a derivative action, but not by a shareholder directly.

The Pennsylvania Business Corporation Law also explicitly provides that the fiduciary duty of directors does not require them to:

•	redeem any rights under, or to modify or render inapplicable, any shareholder rights plan;

•	render inapplicable, or make determinations under, provisions of the Pennsylvania Business Corporation Law relating to control transactions, business combinations, control-share acquisitions or disgorgement by certain controlling shareholders following attempts to acquire control; or

•	act as the board of directors, a committee of the board or an individual director, solely because of the effect the action might have on an acquisition or potential acquisition of control of the corporation or the consideration that might be offered or paid to shareholders in such an acquisition.

Transfer Agent and Registrar

The transfer agent and registrar for shares of our common stock is Wells Fargo Bank, N.A.

Trading Market

Our common stock is currently traded on the NASDAQ Global Market under the symbol “CVLY”.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended Articles of Incorporation (Incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q, filed with the Commission on August 8, 2016)
3.2	Amended By-laws (Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 12, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.

Date: October 13, 2016	/s/ Larry J. Miller
Larry J. Miller Chairman, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Amended Articles of Incorporation (Incorporated by reference to Exhibit 3.1 to the Registrant’s Quarterly Report on Form 10-Q, filed with the Commission on August 8, 2016)
3.2	Amended By-laws (Incorporated by reference to Exhibit 3.2 to the Registrant’s Current Report on Form 8-K, filed with the Commission on January 12, 2016)

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